Fourth Quarter and Full Year 2019 Overview March 10, 2020

2 Forward Looking Statements Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such statements. Such risks, uncertainties and factors include, but are not limited to: not completing, or not completely realizing the anticipated benefits from, the sale of our stake in AMAK (including the satisfaction of remaining closing conditions); general economic and financial conditions domestically and internationally; insufficient cash flows from operating activities; our ability to attract and retain key employees; feedstock, product and mineral prices; feedstock availability and our ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including COVID-19) and terrorist attacks; our ability to consummate extraordinary transactions, including acquisitions and dispositions, and realize the financial and strategic goals of such transactions; technological developments and our ability to maintain, expand and upgrade our facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations; difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in our latest Annual Report on Form 10-K, including but not limited to: "Part I, Item 1A. Risk Factors" and "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the Securities and Exchange Commission (the "SEC"). There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this press release and the information included in our prior releases, reports and other filings with the SEC, the information contained in this press release updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

3 Non-GAAP Measures This presentation includes the use of both U.S. generally accepted accounting principles ("GAAP") and non-GAAP financial measures. The Company believes certain financial measures, such as EBITDA from continuing operations and Adjusted EBITDA from continuing operations, which are non-GAAP measures, provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. The Company believes that such non-GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, and not as a substitute for, analysis of our results under GAAP. These non-GAAP measures have been reconciled to the nearest GAAP measure in the tables below entitled Reconciliation of Selected GAAP Measures to Non-GAAP Measures. EBITDA from continuing operations and Adjusted EBITDA from continuing operations: We define EBITDA from continuing operations as net income (loss) from continuing operations plus interest expense (benefit) including derivative gains and losses, income taxes, depreciation and amortization. We define Adjusted EBITDA from continuing operations as EBITDA from continuing operations plus share–based compensation, plus restructuring and severance expenses, plus losses on extinguishment of debt, plus or minus equity in AMAK's earnings and losses, plus impairment losses, plus or minus gains or losses on disposal of assets, and plus or minus gains or losses on acquisitions.

4 2019: Disciplined Financial Execution FY EBITDA at High End of Range: ($31M) 50% Y-O-Y EBITDA Growth 30% Growth in Operating Cash Flow from Cont. Ops AMAK SPA Signed ($70MM Gross) Debt Ratio 2.2x as of 12/31/19 …drives value and benefits shareholders

5 2019: Disciplined Operational Execution ➢ One minor injury across company in 2019; 5 injuries in 2018 Safe & ➢ Advanced Reformer ran with high reliability allowing for the Reliable capture of improved by-product values in the market Operations ➢ $2.5 million savings on Silsbee re-organization Enhanced ➢ Savings related to rail storage and fleet reduction more than Productivity off-set freight rate inflation ➢ Renegotiated commercial contracts with more favorable pricing, price escalators and supply terms Commercial ➢ Aligned compensation program to directly align to profit Excellence improvement priorities ➢ Improved margins on C6 products after successful price increase

6 Q4 and FY 2019 – Performance Summary Q4’19 Q3’19 Q2’19 Q1’19 Q4’18 FY’19 FY’18 Diluted EPS from continuing operations $(0.61) $0.06 $0.10 $0.07 $(0.22) $(0.52) $(0.07) Net Income (Loss) from continuing operations $(18.7) $1.6 $2.4 $1.7 $(5.5) $(12.9) $(1.7) Adjusted EBITDA from continuing operations (1) $6.4 $6.9 $9.2 $8.4 $(3.9) $31.0 $20.2 Gross Margin 13.5% 15.3% 15.2% 15.5% 3.6% 14.9% 9.7% Cap Ex $3.8 $2.5 $1.8 $1.9 $6.2 $10.1 $25.3 Debt $83.3 $89.3 $98.4 $103.4 $103.3 $83.3 $103.3 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its more directly comparable GAAP measure. ➢ FY 2019 50% Adjusted EBITDA from continuing operations growth ➢ Cash Flow from Operations of $25.6 million for FY’19 ➢ Debt at December 31 of $83.3 million (reduced debt by $19.2 million in 2019) ➢ Revolver availability of approximately $50 million as of December 31 FinancialHighlights ➢ Cash balance of $6.1 million as of December 31

7 Q4 - Business Segment Performance Summary Specialty Petrochemicals Sales Volumes (million gallons) Q4’19 Q3’19 Q2’19 Q1’19 Q4’18 All Products 20.3 20.5 21.4 22.5 25.1 Prime Products 16.3 16.4 17.7 17.6 18.7 By-products 4.0 4.1 3.7 4.8 6.4 Deferred Sales 1.7 2.2 2.0 2.5 2.9 ➢By-product margin in Q4’19 of $0.25 per gallon compared to $0.36 per gallon in Q3’19 Specialty Waxes Q4’19 Q3’19 Q2’19 Q1’19 Q4’18 Wax Revenue ($mm) $6.0 $5.8 $6.7 $6.0 $6.3 Wax Sales Volume (lbs) 7.9 8.6 10.0 7.9 8.1 Avg. Wax Sales Price $0.75 $0.67 $0.67 $0.76 $0.77 CP Revenue ($mm) $2.9 $2.4 $2.5 $2.3 $2.4 ➢Q4’19 wax sales volume declined 8.8% compared to Q3’19 ➢Q4’19 custom processing (CP) revenues increased 21% from Q3’19

Disciplined Execution Leads to Focused Growth 8 Drove value creation throughout 2019 through execution of operational and financial commitments Applying this execution discipline to new growth strategy New growth strategy: identify diversified set of opportunities, prioritize highest value, apply adequate resourcing, and deliver value growth Portfolio of growth initiatives: near- and longer-term opportunities that balance execution risk and capital requirements Current portfolio expected to provide value >$4 million over the next year and >$15 million over 3 to 5 years

9 Growth Execution Funnel Current Opportunity Portfolio: SHR & TC New Markets / Products (8 Projects) Asset / Operational Costs (6 Projects) Increasing Productivity (11 Projects) Diversified and broad portfolio of 25 projects 4

10 Project Example - Odyssey Supply Chain Optimization ➢ Multi-year managed logistics service agreement with global logistics solutions provider, Odyssey Logistics & Technology Corporation (ODY) ➢ ODY provides benchmarking data on Trecora’s operations, distribution network, infrastructure and key metrics (total spend, vendor costs and productivity performance) ➢ TREC to seamlessly integrate Odyssey’s technologies into its logistics infrastructure w/o disruptions to service and at a lower cost: Railcar Railcar 3rd Party Iso Auditing Fleet Storage Trucking Shipment 2020 savings anticipated to be $2.0M)

11 Recap ➢ 50% growth of Adjusted EBITDA from Cont. Ops 2 ➢ EBITDA high end of guidance range ($31M) 0 ➢ Debt ratio 2.2x ➢ 30% Operating cash flow growth 1 ➢ Disciplined operational execution: safe and reliable operations, 9 enhanced productivity and commercial excellence ➢ AMAK SPA signed ($70M gross) ➢ Launch and execution of new growth program 2 ➢ Identify opportunities; prioritize highest value projects; adequately resource 0 ➢ Current diversified opportunity portfolio across SHR + TC 2 ($15M in growth potential): 0 o New Markets / Products (8 Projects) o Asset/Operational Costs (6 Projects) o Increasing Productivity (11 Projects)

12 For more information, please visit our website: http://www.trecora.com Appendix Below

Reconciliation Of Selected GAAP Measures To 13 Non-GAAP Measures Three months ended Three months ended 12/31/2019 12/31/18 SPEC. PETRO SPEC. WAX CORP TREC SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) $ 8,490 $ (25,541) $ (2,659) $ (19,710) $ (2,435) $ (1,734) $ (1,120) $ (5,290) Loss from discontinued operations, net of tax - - (970) (970) - - (73) (73) Income (Loss) from continuing operations $ 8,490 $ (25,541) $ (1,689) $ (18,740) $ (2,435) $ (1,734) $ (1,047) $ (5,217) Interest 928 1 00 - 1,028 1 ,215 2 67 0 1 ,483 Taxes (4,589) - (389) (4,978) 351 - (1,852) (1,501) Depreciation and amortization 179 24 6 2 09 107 24 1 8 148 Depreciation and amortization in cost of sales 2 ,478 1,274 - 3,752 2 ,805 1,333 - 4 ,138 EBITDA 7 ,486 (24,143) (2,072) (18,729) 2 ,043 (111) (2,881) (949) Share based compensation - - 3 46 3 46 - - 420 420 Loss on disposal of assets 535 1 45 - 6 80 - - - - Impairment of goodwill and certain intangibles - 2 4,152 - 2 4,152 - - - - Adjusted EBITDA from continuing operations $ 8,021 $ 154 $ (1,726) $ 6 ,449 $ 2,043 $ (111) $ (113) $ 1,819 Revenue 52,843 8,875 - 6 1,718 65,816 8,635 218 74,669 Twelve months ended Twelve months ended 12/31/2019 12/31/18 SPEC. PETRO SPEC. WAX CORP TREC SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) $ 2 5,576 $ (31,164) $ (9,386) $ (14,974) $ 7,967 $ (4,660) $ (5,638) $ (2,332) Loss from discontinued operations, net of tax - - (2,090) (2,090) - - (604) (604) Income (Loss) from continuing operations $ 2 5,576 $ (31,164) $ (7,296) $ (12,884) $ 7,967 $ (4,660) $ (5,034) $ (1,728) Interest 4 ,071 1,067 1 5,139 3 ,107 1,069 (77) 4 ,100 Taxes (1,583) - (1,983) (3,566) 2 ,738 - (3,385) (646) Depreciation and amortization 691 96 51 8 38 599 92 5 0 740 Depreciation and amortization in cost of sales 9 ,865 5,497 1 1 5,363 8 ,333 5,285 - 13,618 EBITDA 38,620 (24,504) (9,226) 4,890 22,744 1,785 (8,446) 16,083 Share based compensation - - 1,319 1,319 - - 1 ,422 1 ,422 Restructuring & Severance Expenses - - - - - - 2 ,347 2 ,347 Loss on extinguishment of debt - - - - - - 315 315 Loss on disposal of assets 535 1 45 - 6 80 - - - - Impairment of goodwill and certain intangibles - 2 4,152 - 2 4,152 - - - - Adjusted EBITDA from continuing operations $ 3 9,155 $ (207) $ (7,907) $ 31,041 $ 2 2,744 $ 1 ,785 $ (4,361) $ 2 0,168 Revenue 2 24,311 3 4,648 - 258,959 2 49,679 3 8,253 - 2 87,932

14 Petrochemical Feed - Market Price of Natural Gasoline $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 Market Price Per Gallon (Source: OPIS)

15 Specialty Waxes Wax Volume and Revenue (in thousands) $8,000 12,000 $7,000 10,000 $6,000 8,000 $5,000 $4,000 6,000 Volume Revenue $3,000 4,000 $2,000 2,000 $1,000 $- - Q415 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Wax Revenues($) Wax Volume (Lbs)